Filed pursuant to Rule 497
File No. 333-174784

FS INVESTMENT CORPORATION

Supplement dated February 15, 2012
to
Prospectus dated November 1, 2011

This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated November 1, 2011, as supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On February 9, 2012, our board of directors approved an increase in our public offering price from $10.65 per share to $10.70 per share.  This increase in the public offering price will be effective as of our February 16, 2012 semi-monthly closing and will first apply to subscriptions received from February 1, 2012 through February 15, 2012.  The purpose of this action was to ensure that our net asset value per share does not exceed our offering price per share, after deduction of selling commissions and dealer manager fees, as required by the 1940 Act.